[LOGO]

THE KOREA
FUND, INC.

Annual Report
June 30, 2000










A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

[LOGO] The Korea Fund, Inc.
================================================================================

Investment objective and policies

o    long-term capital appreciation through investment in Korean securities

Investment characteristics

o    investments in a broad spectrum of Korean industries

o    closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
================================================================================

Executive Offices
     The Korea Fund, Inc.
     345 Park Avenue
     New York, NY 10154

For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
For Account Information: 1-800-426-5523
     EquiServe
     P.O. Box 8200
     Boston, MA 02266-8200

Custodian
     Brown Brothers Harriman & Co.

          Subcustodian -- Citibank, N.A. - Seoul office

Legal Counsel
     Debevoise & Plimpton

Independent Accountants
     PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- KF

Contents
================================================================================

Letter to Stockholders ...............................     3

Other Information ....................................     6

Investment Summary ...................................     8

Portfolio Summary ....................................     9

Investment Portfolio .................................    10

Financial Statements .................................    18

Financial Highlights .................................    21

Notes to Financial Statements ........................    22

Report of Independent Accountants ....................    26

Tax Information ......................................    27

Stockholder Meeting Results ..........................    28

Dividend Reinvestment and
   Cash Purchase Plan ................................    29

Directors and Officers ...............................    31









--------------------------------------------------------------------------------
This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.

Letter to Stockholders
================================================================================

Dear Stockholders:

   After staging an impressive run in the final months of 1999, Korean equities experienced a rocky environment in the first half of 2000. The overriding factor in the day-to-day performance of the Korean stock market was the selloff in global technology stocks. On many days, market action in Korea was determined by the performance of the Nasdaq index on the previous night. This dynamic led to increased volatility for the fund, which holds a substantial weighting in technology and communications shares. Stocks were also impacted by local factors, the most important being the financial difficulties of one of the country's largest chaebols, the Hyundai group. This event caused a loss of confidence in Korean trust companies and fueled rumors of increased bankruptcies among second-tier chaebols. As a consequence, fears about the strength of bank loan portfolios were rekindled and the health of the entire financial system was put in question. In an environment of deteriorating sentiment worldwide, these factors contributed to a 101.37% drop in the KOSPI Index, the fund's benchmark, over the twelve months ended June 30, 2000. During the same time period, the Korea Fund's net asset value rose 13.09%, from $17.72 to $20.04, while its shares traded on the New York Stock Exchange fell from $14.88 to $14.06, a loss of 5.51%. In this time period, the fund's discount to NAV widened from 16.03% to 29.84%.

Investment Backdrop

   Although Korean stocks have not performed well this year, there are a number of reasons why we remain optimistic. First, we believe that the concern over the Hyundai group is likely overdone and largely reflected in stock prices. Although investors are drawing parallels to the collapse of Daewoo in 1999, the situation with Hyundai is very different because the company is making money and is not as resistant to change. The company's controlling family stepped down from management positions in the final weeks of the reporting period, allowing professional managers to take the helm. This was unexpected good news that demonstrated the degree to which the chaebols are willing to accept change. With respect to the issue of potential bankruptcies among the smaller chaebols, we believe that although such an occurrence would obviously be a short-term negative for the market, the long-term effect would be to demonstrate that the economy is becoming more efficient and more independent of the government. Fundamentals and valuations are both exceptionally attractive, with the market trading at only 7-8 times earnings despite strong profit growth. For example, SK Telecom (the fund's number one holding) is expected to enjoy substantial year-over-year earnings growth in 2000, while Samsung Electronics (our number two holding) should also see strong growth. We believe that as the concern over the chaebols recedes, the attractive valuations of Korean equities will be recognized by the markets.

   On the economic front, the picture continues to improve. We expect the government to raise gross domestic product (GDP) growth estimates for 2000 to 7-8% from the current 6%. Driven by domestic consumption and strong export growth, GDP growth came in at 12.8% in the first quarter. At the same time, inflation is expected to hold at only 3% in 2000, which is low in light of the country's strong growth rate. We are encouraged by the continued recovery in domestic consumption, as Korea remains one of the few economies in Asia with this driver.

   Korea has also witnessed a strong resurgence in investment, primarily in the information technology (IT) area. We believe that investment in IT will improve productivity, and will begin to pay dividends

[LOGO] The Korea Fund, Inc.

Letter to Stockholders
================================================================================

over the next year. In addition, there is a tremendous amount of investment going into telecommunications in terms of broadband, wireless, and data centers. Korea has a booming Internet/data communication market, which has benefited our infrastructure plays such as SK Telecom, Dacom, and Opicom. We have also witnessed strong growth in exports, particularly in the electronics sector. Taken together, these factors provide a solid underpinning for corporate earnings.

   On a microeconomic level, conditions have never looked better in Korea. Companies have paid down debt, adopted more transparent accounting, and begun the reform process in earnest. Many companies have made significant strides just in the past two years. Shareholder value and transparency are now primary concerns. While just a few years ago it was very difficult to gather information on Korean companies, companies such as SK Telecom now come to us voluntarily with regular updates. In this sense, Korea is far ahead of Japan. Although our visits earlier this year revealed an incipient sense of complacency and a decline in the urgency to reform, our most recent trip demonstrated that the recent plunge in the stock market has been a wake-up call to company managements. We believe that the reform process is on track, and will continue to gather momentum as the decade unfolds.

   A watershed event with potential implications for the financial markets was the recent meeting between South Korean President Kim Dae Jung and North Korean leader Kim Jong-Il. Closer relations between the two countries could be both a positive and a negative for stock prices. On one hand, the development of the North Korean economy would result in the availability of a larger pool of cheap labor and an expanded market for companies in the South. On the other hand, a potential unification could place an overwhelming burden on South Korea's economy, given the extreme backwardness of North Korea. At this point, it's likely that the best case scenario would be eventual unification, but far enough down the road that North Korea would have time to develop and gain strength. In the short-term, improved relations between the two countries should help market sentiment by reducing the risk of armed conflict.

Fund Strategy

   As always, we continue to emphasize intensive fundamental research to identify well-managed companies with strong balance sheets, lower-than-average debt ratios, and promising prospects for long-term profit growth. This strategy has led us to concentrate our holdings in a select group of the country's top-tier, global companies. Conversely, the smaller, second-tier companies are less likely to have strong earnings growth and are more vulnerable to bankruptcy concerns. The potential for increased bankruptcies is the reason we have opted to maintain an underweight position in the banking sector. On the other hand, we have maintained large holdings in the technology, telecommunications, semiconductor, and Internet sectors. SK Telecom and Samsung Electronics, both of which have done well over the past year, continue to be our top holdings in this area. Newer holdings include Daum Communications, the top provider of Internet portal services and Web-based communications services. The company has 8-9 million subscribers, more than Yahoo! Korea, and is aggressively moving into the Chinese market. We have also added Insung Information, which provides network solutions, enterprise resource planning, and e-commerce services. The company is well-positioned to take advantage of the explosive growth in IT investment by Korean corporations, and we believe that it will enjoy significant earnings

[LOGO] The Korea Fund, Inc.

Letter to Stockholders
================================================================================

growth in the years ahead. Going forward, we intend to maintain an overweight position in techs and telecoms to take advantage of the sector's rapid growth.

Outlook

   Outside of the potential risks to the financial system, the main concern in Korea is the possibility of a "hard landing" in the United States. We cannot predict the extent to which the U.S. economy will slow, but, barring a disaster scenario, we remain convinced that the Korean market will produce solid investment performance over the next 1-2 years. The process of reform has so far been very successful. The labor market is becoming increasingly mobile, earnings growth is strong, and corporate governance is improving. It is important to note that fundamentals are intact and that the problems that have been weighing on the market -- Hyundai's troubles and Nasdaq volatility -- are essentially short-term concerns. We believe that once these pressures are removed from the market, the stage will be set for investors to recognize the compelling values that exist in the Korean market.

Sincerely,

/s/Nicholas Bratt               /s/Juris Padegs

Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board
                                and Director

[LOGO] The Korea Fund, Inc.

Other Information
================================================================================

Investment Manager

   The investment manager of The Korea Fund, Inc. is Scudder Kemper Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder Kemper Investments, Inc., the fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Manager. The staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

   It is expected that Scudder Investments Korea, Ltd., a subsidiary of the Manager, will acquire certain assets from Daewoo Capital Management Co., Ltd. and will become Korean adviser to the Manager. Korean regulatory approval for this transaction is pending.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set fund investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the fund team since 1984 when the fund was launched and has over 27 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Equity Group.

Dividend Reinvestment and Cash Purchase Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 29.

================================================================================

Net Asset Value

   The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

[LOGO] The Korea Fund, Inc.

Investment Summary as of June 30, 2000
================================================================================

========================================================================================================
Historical
Information
                                      Total Return (%)
               -------------------------------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)            Index (c)
               -------------------   --------------------   -------------------  -------------------
                           Average                Average               Average              Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual  Cumulative   Annual
               -------------------   --------------------   -------------------  -------------------
Current Quarter     -5.86      --       -7.35         --        -4.49       --       -4.61       --
One Year            -5.46   -5.46       13.09      13.09        -3.45    -3.45       -7.00    -7.00
Three Year          -4.66   -1.58       51.47      14.85       -12.58    -4.38       10.17     3.28
Five Year          -22.70   -5.02        8.69       1.68       -37.57    -8.99       -8.18    -1.69
Ten Year            -8.45    -.88       99.77       7.16       -25.39    -2.89       16.19     1.51

------------------------------------------------------------------------------------------------------

Per Share Information and Returns (a)
Yearly Periods Ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) WITH THE EXACT DATA POINTS LISTED IN THE TABLE BELOW.

                      1990    1991     1992   1993    1994    1995    1996    1997      1998   1990
                     --------------------------------------------------------------------------------------
Net Asset Value...   $10.27  $10.75  $11.40  $18.66  $19.89  $18.52  $13.22   $ 5.63  $17.72  $20.04
Income Dividends..   $   --  $  .06  $  .04  $  .01  $   --  $  .06  $   --   $   --  $   --  $   --
Capital Gains
Distributions.....   $ 2.20  $  .34  $  .20  $   --  $  .15  $  .36  $  .60   $   --  $   --  $   --
Total
Return (%)........   -14.91    7.87    8.20   63.77   13.00   -5.09  -24.40   -57.41  214.74   13.09

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.

(c)  Korea Stock Price Index ("KOSPI") in local terms.

     Past results are not necessarily indicative of future performance of the

[LOGO] The Korea Fund, Inc.

Portfolio Summary as of June 30, 2000
================================================================================

Diversification

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               87%
Preferred Stocks             6%
Convertible Bonds            3%
Corporate Bonds              2%
Cash Equivalents             2%
                          -----
                           100%
                          =====

--------------------------------------------------------------------------------

Sectors

                          Sector breakdown of the Fund's equity securities

Communications            39%
Technology                26%
Financial                 16%
Consumer Staples           4%
Metals & Minerals          3%
Utilities                  3%
Manufacturing              2%
Durables                   2%
Health                     1%
Other                      4%
                         -----
                          100%
                         =====

--------------------------------------------------------------------------------

Ten Largest Equity Holdings
     (72% of Portfolio)

   1. SK Telecom Co., Ltd.
      Provider of mobile
      telecommunication services

   2. Samsung Electronics Co., Ltd.
      Electronics manufacturer

   3. Samsung Fire & Marine Insurance
      Leading provider of insurance products

   4. Samsung Electro-Mechanics Co., Ltd.
      Manufacturer of precision and
      electronic parts

   5. Pohang Iron & Steel Co., Ltd.
      Leading steel producer

   6. Housing & Commercial Bank
      Housing finance, general and
      commercial bank

   7. Dacom Corp.
      Provider of domestic long-distance
      and Internet services

   8. Samsung Display Devices Co.
      Leading manufacturer of CRT and
      picture tubes

   9. Korea Electric Power Co.
      Electricity supplier

  10. Samsung Securities Co., Ltd.
      Provider of brokerage, investment
      trust and underwriting services

[LOGO] The Korea Fund, Inc.

Investment Portfolio as of June 30, 2000
================================================================================

                                                                          Principal
                                                                         Amount (d)         Value ($)
-----------------------------------------------------------------------------------------------------
SHORT-TERM NOTES 2.3%
Federal Home Loan Bank Discount Note, 6.57%**,
   7/3/2000 (Cost $21,103,294) .................................... U.S.$  21,111,000      21,103,294
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

CORPORATE BONDS 2.4%
Consumer Staples 0.0%
Haitai Confectionery Co., 2%, 11/28/2009 (b) ......................       784,805,479         381,778
                                                                                          -----------
Durables 0.3%
Woosung Tire Company, 9.5%, 5/27/2002 (b) .........................     3,000,000,000       2,695,379
                                                                                          -----------
Financial 1.1%
Korea Exchange Bank, 13.75%, 6/30/2010 ............................ U.S.$  10,000,000       9,875,000
                                                                                          -----------
Utilities 1.0%
Korea Electric Power Co., 6.375%, 12/1/2003 ....................... U.S.$  10,000,000       9,475,000
                                                                                          -----------
Total Corporate Bonds (Cost $20,730,408) ..........................                        22,427,157
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 2.9%
Consumer Staples 0.4%
Food & Beverage
Halim & Co. Ltd., 5% with 42.27% bonus interest at maturity,
  12/31/2001 (b) (e) ..............................................     3,400,000,000       3,863,472
                                                                                          -----------
Durables 0.2%
Tires
Hankook Tire Manufacturing Co. Ltd., Zero Coupon with 5.83%
  bonus interest at maturity, 12/31/2002 (b) (e) ..................     1,890,000,000       2,240,213
                                                                                          -----------
Manufacturing 0.1%
Containers & Paper
Dae Young Packaging Co. #20, 5% with 41.567% bonus interest
  at maturity, 12/31/2000 (b) (e) (i) .............................     1,000,000,000         595,385
                                                                                          -----------
Technology 0.8%
Electronic Components/Distributors 0.6%
Hyundai Electronics Industries Co. #86, Zero Coupon with 35.54% bonus
  interest at maturity, 12/31/2000 (b) (e) ........................     5,000,000,000       5,808,776
                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                                            Principal
                                                                             Amount (d)        Value ($)
--------------------------------------------------------------------------------------------------------
Semiconductors 0.2%
D.I. Corporation, 3% with 34.44% bonus interest at maturity,
  12/31/2000 (b) (e) ...................................................   1,604,800,000       1,827,425
                                                                                            ------------
Transportation 0.2%
Marine Transportation
Hyundai Merchant & Marine Co., Zero Coupon with 34.13% bonus interest at
  maturity, 12/31/2000 (b) (e) .........................................   1,500,000,000       1,724,504
                                                                                            ------------
Utilities 1.2%
Electric Utilities
Korea Electric Power Co. #6, 5% with 17.85% bonus interest at
  maturity, 12/31/2000 (b) (e) .........................................   9,951,000,000      10,834,611
                                                                                            ------------
Total Convertible  Bonds (Cost $28,412,890) ............................                      26,894,386
                                                                                            ------------
--------------------------------------------------------------------------------------------------------

                                            Shares
--------------------------------------------------------------------------------

PREFERRED STOCKS 5.9%

Consumer Discretionary 0.1%
Department & Chain Stores 0.1%
Shinsegae Department Store Co. ......      20,784     734,414
                                                   ----------
Hotels & Casinos 0.0%
Hotel Shilla Co., Ltd.* .............      32,070      90,599
                                                   ----------
Consumer Staples 0.4%
Food & Beverage
Cheil Jedang Corp. ..................     150,670   2,202,570
Cheil Jedang Corp. (2nd) ............      50,335     801,279
Cheil Jedang Corp. (3rd) ............      30,201     438,785
Nam Yang Dairy Products Co., Ltd. (g)       1,160     147,728
                                                   ----------
                                                    3,590,362
                                                   ----------

Health 0.0%
Medical Supply & Specialty 0.0%
Medison Co., Ltd. ...................      20,000      74,527
                                                   ----------
Pharmaceuticals 0.0%
Korea Green Cross Corp. (New) .......       3,262      70,504
                                                   ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                               Shares       Value ($)
--------------------------------------------------------------------------------

Financial 1.4%
Insurance 0.7%
Samsung Fire & Marine Insurance (g) .....      565,881    6,749,819
                                                         ----------
Other Financial Companies 0.7%
Dongwon Securities Co. ..................      385,000    1,415,663
Dongwon Securities Co. (2nd) ............      211,750      778,615
LG Investment & Securities Co., Ltd. ....      772,600    4,573,135
                                                         ----------
                                                          6,767,413
                                                         ----------

Durables 0.3%
Automobiles
Hyundai Motor Co., Ltd. .................      360,000    1,510,998
Hyundai Motor Co., Ltd. (2nd) ...........      238,593      917,974
                                                         ----------
                                                          2,428,972
                                                         ----------

Manufacturing 0.1%
Chemicals
LG Chemical Co., Ltd. ...................      134,800      955,064
Oriental Chemical Industries Co., Ltd. ..        8,220       39,735
                                                         ----------
                                                            994,799
                                                         ----------

Technology 3.6%
Electronic Components/Distributors
Samsung SDI Co., Ltd. ...................       34,318      738,667
Samsung Electro-Mechanics Co., Ltd.* (g)       180,000    3,599,919
Samsung Electronics Co., Ltd. (f) .......      198,201   29,062,903
                                                         ----------
                                                         33,401,489
                                                         ----------

Transportation 0.0%
Airlines
Korean Airlines Co., Ltd. (2nd) .........       20,080      156,675
                                                         ----------
Total Preferred Stocks (Cost $38,594,200)                55,059,573
                                                         ----------
--------------------------------------------------------------------------------

COMMON STOCKS 86.5%

Consumer Discretionary 0.8%
Department & Chain Stores 0.6%
Shinsegae Department Store Co. ..........      119,014    5,230,094
                                                         ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                            Shares        Value ($)
--------------------------------------------------------------------------------

Hotels & Casinos 0.2%
Hotel Shilla Co., Ltd.* .............       378,391     1,693,389
                                                      -----------
Consumer Staples 2.9%
Alcohol & Tobacco 0.2%
Hite Brewery Co., Ltd. ..............        50,000     2,197,260
                                                      -----------
Food & Beverage 2.2%
Cheil Jedang Corp. ..................        99,606     4,564,800
Haitai Confectionery Co.* (b) .......       296,200     2,295,166
Nam Yang Dairy Products Co., Ltd. (g)        43,390     9,923,051
Nhong Shim Co., Ltd. ................        93,601     3,408,175
                                                      -----------
                                                       20,191,192
                                                      -----------

Textiles 0.5%
BYC Co., Ltd. (g) ...................        39,530     1,527,986
Tae Kwang Industry Co., Ltd. ........        11,760     3,058,586
                                                      -----------
                                                        4,586,572
                                                      -----------

Health 1.4%
Medical Supply & Specialty 0.4%
Medison Co., Ltd. ...................       329,760     3,593,268
                                                       ----------
Pharmaceuticals 1.0%
Chong Kun Dang Corp. ................       202,700     1,227,080
Daewoong Pharmaceutical Co. .........        68,514       585,582
Yuhan Corporation ...................       228,970     7,187,238
                                                      -----------
                                                        8,999,900
                                                      -----------

Communications 37.1%
Cellular Telephone 33.3%
Korea Telecom Freetel ...............        40,000     2,665,411
SK Telecom Co., Ltd. (f) ............       314,580   102,976,795
SK Telecom Co., Ltd. (ADR) (f) ......     5,635,930   204,654,708
                                                      -----------
                                                      310,296,914
                                                      -----------

Telephone/Communications 3.8%
Dacom Corp.* ........................       125,840    18,226,641
Daum Communications Corp.* ..........        90,000     8,555,862
Hanaro Telecom Inc. (ADR)* ..........       200,000     1,474,406

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                                   Shares      Value ($)
--------------------------------------------------------------------------------

Korea Telecom Corp. .........................       50,000    4,403,489
Opicom Co., Ltd.* ...........................      119,000    2,422,636
                                                            -----------
                                                             35,083,034
                                                            -----------

Financial 13.5%
Banks 4.4%
H&CB ........................................      585,000   13,693,415
H&CB (GDR) ..................................      208,280    4,873,752
Kookmin Bank ................................      535,022    6,813,580
Koram Bank ..................................    1,365,000    8,263,268
Shinhan Bank ................................      250,000    2,354,207
Shinhan Bank (GDR) ..........................      283,794    5,314,043
                                                            -----------
                                                             41,312,265
                                                            -----------

Insurance 5.9%
LG Investment Insurance Co., Ltd. ...........    1,071,920    2,903,252
Oriental Fire & Marine Insurance Co. ........      140,000      719,446
Samsung Fire & Marine Insurance (g) .........    1,837,593   51,088,884
                                                            -----------
                                                             54,711,582
                                                            -----------

Other Financial Companies 2.1%
Dongwon Securities Co. ......................      356,500    2,570,579
Hyundai Securities ..........................        3,675       36,584
LG Investment & Securities Co., Ltd. ........      458,336    5,960,290
Samsung Securities Co., Ltd. ................      501,337   11,015,678
                                                            -----------
                                                             19,583,131
                                                            -----------

Miscellaneous 1.1%
Hankang Restructuring Fund (h) ..............    3,000,000   10,708,280
                                                            -----------
Service Industries 1.1%
Miscellaneous Commercial Services 0.9%
S1 Corporation ..............................      228,270    3,377,911
SK Global, Ltd. .............................      275,637    3,300,154
Samsung Corp., Ltd. .........................      232,785    2,006,290
                                                            -----------
                                                              8,684,355
                                                            -----------

Miscellaneous Consumer Services 0.2%
Korea Information & Communications Co.,
   Ltd.* ....................................       30,000    1,923,724
                                                            -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                               Shares         Value ($)
--------------------------------------------------------------------------------

Durables 1.4%
Telecommunications Equipment 0.5%
LG Information & Communication Ltd. ....        83,398     4,689,637
                                                         -----------
Tires 0.9%
Hankook Tire Manufacturing Co., Ltd. ...     3,335,275     6,760,137
Woosung Tire Co. .......................       400,000     1,417,009
                                                         -----------
                                                           8,177,146
                                                         -----------

Manufacturing 2.0%
Chemicals 1.0%
Honam Petrochemical Corp. ..............       100,000       669,940
LG Chemical Co., Ltd. ..................       321,949     6,438,836
Oriental Chemical Industries Co., Ltd. .       216,370     1,744,505
                                                         -----------
                                                           8,853,281
                                                         -----------

Diversified Manufacturing 0.7%
Halim & Co., Ltd* (g) ..................     2,808,988     4,610,164
Halla Climate Control Co. ..............        60,000     1,988,296
                                                         -----------
                                                           6,598,460
                                                         -----------

Machinery/Components/Controls 0.2%
HS R&A Co., Ltd. .......................       200,000     1,226,878
Samsung Climate Control Co., Ltd. ......       252,630       906,276
                                                         -----------
                                                           2,133,154
                                                         -----------

Specialty Chemicals 0.1%
Korea Fine Chemical Co. ................        83,333     1,352,730
                                                         -----------
Technology 20.6%
Electronic Components/Distributors 20.3%
Dae Duck Electronics Co. ...............       631,447     6,399,275
LG Electronics, Inc. ...................       100,000     2,798,144
Samsung Display Devices Co. ............       265,306    12,729,644
Samsung Electro-Mechanics Co., Ltd.* (g)       694,005    43,506,603
Samsung Electronics Co., Ltd. ..........       372,259   123,193,266
                                                         -----------
                                                         188,626,932
                                                         -----------

Miscellaneous 0.3%
Insung Information Co. Ltd. ............       200,000     3,058,227
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

                                             Shares       Value ($)
--------------------------------------------------------------------------------

Energy 0.7%
Oil & Gas Production
SK Corporation ........................      354,614    6,503,761
                                                      ------------
Metals & Minerals 3.1%
Steel & Metals
Pohang Iron & Steel Co., Ltd. (c) .....      164,762   14,397,955
Pohang Iron & Steel Co., Ltd. .........      169,320   14,365,303
                                                      ------------
                                                       28,763,258
                                                      ------------

Transportation 0.2%
Trucking
Korea Express Co., Ltd.* ..............      400,306    1,938,658
                                                      ------------
Utilities 1.3%
Electric Utilities
Korea Electric Power Co. ..............      375,000   11,636,510
                                                      ------------
Miscellaneous 0.4%
Miscellaneous
LG Home Shopping Inc. .................       41,188    3,915,542
                                                      ------------
Total Common Stocks (Cost $331,885,032)                805,042,256
                                                      ------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $440,725,824) (a) ............                930,526,666
                                                      ============
--------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $443,128,528. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $487,398,138. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $547,277,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,879,097.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $32,266,709 (3.2% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2000 aggregated $31,933,560. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Investment Portfolio
================================================================================

--------------------------------------------------------------------------------

(c) Investment in a Korean equity security that has met the limit for aggregate foreign ownership and for which a premium to the local stock exchange price is offered by prospective foreign (non-Korean) investors. The aggregate premium of $419,358 over the local share price of $13,978,597 for this security valued by the Valuation Committee was approximately 0.04% of the Fund's net assets at June 30, 2000. The cost of this security at June 30, 2000 was $8,578,291 (see Notes A and D to the Notes to Financial Statements). Its value has been estimated by the Board of Directors in the absence of a readily ascertainable value or other market factors, respectively. However, because of the inherent uncertainty of valuation, this estimated value may differ significantly from the value that would have been used had a ready market for the security existed, and the difference could be material.

(d) Principal amount stated in Korean Won unless otherwise noted. U.S.$ represents United States Dollars.

(e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

(f) At June 30, 2000, 45.9% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Samsung Electronics Co., Ltd.

(g)  Affiliated issuers (see Note F to the Notes to Financial Statements).

(h)  Managed by Scudder Kemper Investments, Inc.

(i) In May 2000, Dae Young Packaging Co. began seeking relief from its creditor bank.

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Statements
================================================================================

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
-------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value:
Unaffiliated issuers (cost $378,184,487) .....................................   $   805,509,040
Affiliated issuers (cost $62,541,337) ........................................       125,017,626
                                                                                 ---------------
Total investments in securities, at value (cost $440,725,824) ................       930,526,666
                                                                                 ---------------
Cash .........................................................................            55,810
Won, at value (cost $71,515,081) .............................................        71,370,547
Dividends receivable .........................................................         1,706,575
Interest receivable ..........................................................           421,980
Other assets .................................................................             3,748
                                                                                 ---------------
Total assets .................................................................     1,004,085,326
                                                                                 ---------------
LIABILITIES
Payable for investments purchased ............................................           773,624
Accrued management fee .......................................................           781,279
Other accrued expenses and payables ..........................................           431,194
                                                                                 ---------------
Total liabilities ............................................................         1,986,097
                                                                                 ---------------
Net assets, at value .........................................................   $ 1,002,099,229
                                                                                 ===============
NET ASSETS Net assets consist of:
Undistributed net investment income ..........................................   $     6,901,817
Net unrealized appreciation (depreciation) on:
   Investments ...............................................................       489,800,842
   Won related transactions ..................................................          (143,521)
Accumulated net realized gain (loss) .........................................       (24,548,040)
Paid-in capital ..............................................................       530,088,131
                                                                                 ---------------
Net assets, at value .........................................................   $ 1,002,099,229
Net asset value per share ($1,002,099,229 B 49,999,999 shares of capital stock   ===============
    outstanding, $.01 par value, 200,000,000 shares authorized) ..............   $         20.04
                                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Statements
================================================================================

-----------------------------------------------------------------------------------------------
Statement of Operations
Year Ended June 30, 2000

-----------------------------------------------------------------------------------------------

Investment Income

Income:
Dividends -- Unaffiliated issuers (net of foreign taxes withheld of $1,357,315)  $   9,142,441
Dividends -- Affiliated issuers (net of foreign taxes withheld of $26,651) ....        135,516
Interest -- Unaffiliated issuers (net of foreign taxes withheld of $449,518) ..      4,045,620
Interest -- Affiliated issuers (net of foreign taxes withheld of $49,457) .....        684,440
                                                                                 -------------
Total Income .................................................................      14,008,017
                                                                                 -------------
Expenses:
Management fee ...............................................................       9,424,203
Services to shareholders .....................................................          67,779
Custodian and accounting fees ................................................       1,563,535
Auditing .....................................................................         113,902
Legal ........................................................................         136,120
Directors' fees and expenses .................................................         126,898
Reports to shareholders ......................................................         154,765
Other ........................................................................         118,278
                                                                                 -------------
Total expenses, before expense reductions ....................................      11,705,480
Expense reductions ...........................................................         (69,738)
                                                                                 -------------
Total expenses, after expense reductions .....................................      11,635,742
                                                                                 -------------
Net investment income (loss) .................................................       2,372,275
                                                                                 -------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ..................................................................     141,458,840
Won related transactions .....................................................       7,316,618
                                                                                 -------------
                                                                                   148,775,458
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................     (31,367,139)
Won related transactions .....................................................      (3,867,382)
                                                                                 -------------
                                                                                   (35,234,521)
Net gain (loss) on investment transactions ...................................     113,540,937
                                                                                 -------------
Net increase (decrease) in net assets resulting from operations ..............   $ 115,913,212
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Statements
================================================================================

-----------------------------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended June 30,
 Increase (Decrease) in Net Assets                                            2000                 1999
-----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $     2,372,275    $     1,768,343
Net realized gain (loss) on investment transactions .................       148,775,458        (55,288,163)
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...................................       (35,234,521)       658,430,907
                                                                        ---------------    ---------------
Net increase (decrease) in net assets resulting from operations .....       115,913,212        604,911,087
                                                                        ---------------    ---------------
Increase (decrease) in net assets ...................................       115,913,212        604,911,087
Net assets at beginning of period ...................................       886,186,017        281,274,930
                                                                        ---------------    ---------------
Net assets at end of period (including undistributed net investment income of $6,901,817 and accumulated distributions in excess of net
investment income of $1,234,712, respectively)                          $ 1,002,099,229    $   886,186,017
                                                                        ===============    ===============
Other Information
Shares outstanding at beginning and end of period ...................        49,999,999         49,999,999
                                                                        ===============    ===============

   The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.

Financial Highlights
================================================================================

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

------------------------------------------------------------------------------------------------------------------------

                                                                                 Years Ended June 30,

                                                             -----------------------------------------------------------
                                                               2000        1999        1998       1997        1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ....................    $ 17.72     $  5.63     $ 13.22    $ 18.52     $ 19.89
                                                             -------     -------     -------     -------     -------
Income (loss) from investment operations:
Net investment income (loss) (a) ........................        .05         .04         .07        .07         .02
Net realized and unrealized gain (loss) on investment
   transactions .........................................       2.27       12.05       (7.66)     (4.48)       (.97)
                                                             -------     -------     ------      ------      ------
Total from investment operations ........................       2.32       12.09       (7.59)     (4.41)       (.95)
                                                             -------     -------     ------      ------      ------
Less distributions from:
Net investment income ...................................         --          --          --         --        (.06)
Net realized gains on investment transactions ...........         --          --          --       (.60)       (.36)
                                                             -------     -------     -------     ------      ------
Total distributions .....................................         --          --          --       (.60)       (.42)
                                                             -------     -------     -------     ------      ------
Antidilution (dilution) resulting from the
   rights offering  (1997) and reinvestment of
   distributions for shares at market value .............         --          --          --      (.29)          --
                                                             -------     -------     -------    ------      -------
Net asset value, end of period ..........................    $ 20.04     $ 17.72     $  5.63    $ 13.22     $ 18.52
                                                             =======     =======     =======    =======     =======
Market value, end of period .............................    $ 14.06     $ 14.88     $  6.31    $ 14.75     $ 21.13
                                                             =======     =======     =======    =======     =======
Total Return (%)
Per share market value (%) ..............................      (5.46)     135.64      (57.20)    (26.11)       9.73
Per share net asset value (%) (b) .......................      13.09      214.74      (57.41)    (24.40)      (5.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ..................      1,002         886         281        661         689
Ratio of expenses before expense reductions (%) .........       1.20        1.36        1.38       1.28        1.28
Ratio of expenses after expense reductions (%) ..........       1.19        1.36        1.38       1.28        1.28
Ratio of net investment income (loss) (%) ...............        .24         .37         .90        .46         .10
Portfolio turnover rate (%) .............................         31          10          24         13          33

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

[LOGO] The Korea Fund, Inc.

Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   --------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on the U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money Market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2000 the exchange rate for Korean Won was U.S. $0.00090 to W 1.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year-end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date

[LOGO] The Korea Fund, Inc.

Notes to Financial Statements
================================================================================

and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At June 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $23,558,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2007, whichever occurs first.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in foreign denominated investments, forward contracts, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss), net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ----------------------------------

During the year ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $282,365,797 and $361,419,215, respectively.

[LOGO] The Korea Fund, Inc.

Notes to Financial Statements
================================================================================

C. Related Parties
   ----------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such net assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. The market value of Hankang Restructuring Fund, which is managed by Scudder Kemper, has been excluded from the net assets used to calculate the management fee. For the year ended June 30, 2000, the Manager did not impose a portion of its fee amounting to $69,738, and the portion imposed amounted to $9,354,465 which was equivalent to an annual effective rate of 0.96% of the Fund's average month-end net assets.

Under the Agreement, the Manager pays Daewoo Capital Management Co., Ltd. (the "Korean Adviser") a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375%
of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000. It is expected that Scudder Investments Korea, Ltd., a subsidiary of the Manager, will acquire certain assets from Daewoo Capital Management Co., Ltd. and will become Korean Adviser to the Manager. Korean regulatory approval for this transaction is pending.

For the year ended June 30, 2000, there were no brokerage commissions on investment transactions paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended June 30, 2000, the amount charged to the Fund by SSC aggregated $38,138, of which $6,574 is unpaid at June 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 2000, the amount charged to the Fund by SFAC aggregated $441,118, of which $73,902 is unpaid at June 30, 2000.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended June 30, 2000, Directors' fees and expenses aggregated $126,898.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of

[LOGO] The Korea Fund, Inc.

Notes to Financial Statements
================================================================================

Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of June 30, 2000, two of the Fund's holdings had ownership limits still in place: Pohang Iron & Steel Co., Ltd., which had a foreign ownership limit of 30%, and SK Telecom Co., Ltd., which had a foreign ownership limit of 49%.

E. Investing in the Korean Market
   ------------------------------

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.

F. Transactions in Securities of Affiliated Issuers
   ------------------------------------------------

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates is as follows:

                                              Purchases           Sales
                   Affiliate                   Cost ($)         Cost ($)         Income ($)        Value ($)
     ------------------------------------------------------------------------------------------------------------
     BYC Co., Ltd.                                     --       2,356,481            15,288         1,527,986
     Halim & Co., Ltd.*                                --              --           684,440         8,473,636
     Nam Yang Dairy Products Co., Ltd.                 --              --            28,241        10,070,779
     Samsung Electro-Mechanics Co., Ltd.               --       6,131,524             3,495        47,106,522
     Samsung Fire & Marine Insurance           22,181,950      22,944,736            88,492        57,838,703
                                           --------------   -------------     -------------    --------------
                                               22,181,950      31,432,741           819,956       125,017,626
                                           ==============   =============     =============    ==============

* In December 1999 the Fund elected to convert a bond into shares of common stock.

G. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

[LOGO] The Korea Fund, Inc.

Report of Independent Accountants
================================================================================

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
August 16, 2000

[LOGO] The Korea Fund, Inc.

Tax Information
================================================================================

Foreign Tax Credit

The Fund paid foreign taxes of $1,882,941 and earned $6,872,211 of foreign source income during the year ended June 30, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended June 30, 2000.

[LOGO] The Korea Fund, Inc.

Stockholder Meeting Results (Unaudited)
================================================================================

A Special Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") was held on April 12, 2000 at the office of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matter was voted upon by the stockholders and the resulting votes are presented below.

1. To approve a new Research and Advisory Agreement between Scudder Kemper Investments, Inc. and Scudder Investments Korea, Ltd.

                                             Number of Votes:
         For                      Against                    Abstain               Broker Non-Votes*
         ---                      -------                    -------               -----------------
     24,812,430                  7,530,878                    77,733                       0






--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

[LOGO] The Korea Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not

[LOGO] The Korea Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
================================================================================

less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

[LOGO] The Korea Fund, Inc.

Directors and Officers
================================================================================

Juris Padegs*
     Chairman of the Board and Director

ROBERT J. CALLANDER
     Director

WILLIAM H. GLEYSTEEN, JR.
     Honorary Director

DR. SANG C. LEE
     Director

TAI HO LEE
     Director

WILSON NOLEN
     Director

HUGH T. PATRICK
     Director

KESOP YUN
     Director

SIDNEY M. ROBBINS
     Emeritus Founding Director

NICHOLAS BRATT*
     President

BRUCE H. GOLDFARB*
     Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
     Vice President

JOHN J. LEE*
     Vice President

ANN M. McCREARY*
     Vice President

DONG WOOK PARK
     Vice President

JOHN MILLETTE*
     Vice President and Secretary

KATHRYN L. QUIRK*
     Vice President and Assistant Secretary

JOHN R. HEBBLE*
     Treasurer

BRENDA LYONS*
     Assistant Treasurer

CAROLINE PEARSON*
     Assistant Secretary

* Scudder Kemper Investments, Inc.